EXHIBIT 10B(34)



                                 August 2, 1999


Mr. Larry M. Smith
205 South 26th Street
West Des Moines, Iowa 50265

Dear Larry:

I am pleased to confirm the offer of employment with Carolina Power & Light Company as the Vice President & Controller at an annual salary of $168,000. The offer is contingent on approval from the Board of Directors, satisfactory completion of an employment background investigation, and eligibility to be employed in the United States.

We ask that you kindly inform of your decision to accept our offer by August 9, 1999. Please return one copy of this letter with your signature to indicate your acceptance of our offer. Also, please read, sign, and return the Fair Credit Reporting Act Disclosure and Authorization Statement which describes your federal rights related to any employment background check.

We are looking forward to having you join us as a vital member of the team and feel that you can make a significant contribution to CP&L in our Financial Services Group. If I can answer any questions about the offer or provide any additional information, please call me at 919-546-5533.

                                   Sincerely,

                                                     /s/Glenn E. Harder

                                                     Glenn E. Harder
                                                     Chief Financial Officer

Attachment

ACCEPTED:

/s/Larry M. Smith       8/5/99
---------------------------------
Signature/Date

c:       Randy Mizelle
         Glenn E. Harris

[]  []  []  []  []  []  []  []  []  []  []  []  []  []  []  []  []  []  []  []

TO BE COMPLETED ONLY IF OFFER IS ACCEPTED:
Birthdate:        2/26/56
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                                 VP & CONTROLLER
                        COMPENSATION/BENEFITS/PERQUISITES

BASE SALARY                             $168,000 annually, subject to periodic
-----------                             review and normally adjusted in March,
                                        at the time other department head
                                        salaries are reviewed.

SHORT-TERM                              Participation in Management Incentive
INCENTIVE                               Compensation Program with an annual
----------                              target of 25% of actual base salary
                                        earnings.


LONG-TERM                               Participation in the Performance Share
INCENTIVE                               Sub-Plan which provides for an annual
---------                               award of 25% of base salary awarded in
                                        performance shares equivalent in value
                                        to the market price of the Company's
                                        common stock at the time of the granting of the award, earned over a three-year period and adjusted based on performance.


SPLIT-DOLLAR LIFE                       Participant in a permanent life
INSURANCE PLAN                          insurance program with a target benefit
-----------------                       of 3 times projected base salary
                                        assuming a salary growth of 5%.
                                        Participation in this "split dollar"
                                        program is conditional upon passing
                                        underwriting and waiving all but $50,000 coverage in the group term plan within Choice Benefits.


AUTOMOBILE                              Car Allowance of $1200 per month with
----------                              cellular telephone.

LUNCHEON CLUB                           Initiation fees and dues provided to the
-------------                           Capital City Club.

ANNUAL PHYSICAL                         One annual physical examination covered,
----------------                        to be provided by a physician of
                                        employee's choice.

BENEFITS                                Choice Benefits Program including
--------                                options for medical, dental, employee
                                        and dependent life, and AD&D insurance.

PENSION PLAN                            Participation in Company funded
------------                            retirement plan that provides lump sum
                                        and/or lifetime benefits for you and
                                        your surviving spouse upon completion of 5 years of employment.

STOCK PURCHASE                          Provides for $.50 match per dollar up to
SAVINGS PLAN                            six percent (6%) of base salary.
--------------                          Additional contributions are
                                        possible for another $.50 based upon
                                        meeting Company performance goals.


DISABILITY INCOME                       Coverage under plan that provides for
-----------------                       60% of salary (or 70% of base salary
                                        including Family Social Security
                                        benefits).

VACATION                                One week during the balance of 1999.
--------                                Four weeks beginning January 2000. Per
                                        company policy thereafter.

HOLIDAYS                                Current company policy is 10 days.
--------

TERMINATION                             Employment may be terminated at will by
-----------                             the Company or by you without notice.

                                        If, following a Change-of-Control and
                                        within 2 years of employment, employment is terminated other than for good cause by the Company, you will be provided one year's base salary over the following 12 months, paid on a semi-monthly basis, subject to signing a release agreement.

                                        A Change-of-Control will be deemed to
                                        occur if there is a change in the form
                                        of ownership of CP&L (e.g., CP&L is
                                        acquired or otherwise changes form of
                                        ownership). Change in CP&L's corporate
                                        structure such as reorganization under
                                        or into a holding company, shall not be
                                        considered the basis for constructive
                                        termination.

                                        Good cause for the termination of
                                        employment shall be defined as: (i) any
                                        act of Mr. Smith's including, but not
                                        limited to, misconduct, negligence,
                                        unlawfulness, dishonesty or inattention
                                        to the business, which is detrimental to CP&L's interests; or (ii) Mr. Smith's unsatisfactory job performance or failure to comply with CP&L's direction, policies, rules or regulations.